UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

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Date of Report (Date of earliest event reported):
June 9, 2016

United States Steel Corporation
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(Exact name of registrant as specified in its charter)

Delaware	1-16811	25-1897152
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(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

600 Grant Street, Pittsburgh, PA	15219-2800
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(Address of principal executive offices)	(Zip Code)

(412) 433-1121
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(Registrant's telephone number,
including area code)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01.     Other Events.

On June 9, 2016, United States Steel Corporation (the “Corporation”) completed the voluntary redemption of all of its outstanding 6.05% Senior Notes due June 1, 2017, for an aggregate principal amount of approximately $444,377,000 plus a total “make-whole” redemption premium of approximately $22,187,300, pursuant to the provisions of the base indenture, dated as of May 21, 2007, as supplemented by the first supplemental indenture dated as of May 21, 2007, between the Corporation and The Bank of New York Mellon (formerly known as The Bank of New York).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNITED STATES STEEL CORPORATION

By: /s/ Colleen M. Darragh
Name: Colleen M. Darragh
Title: Vice President and Controller

Dated: June 10, 2016